Benefit Plans - Components of Pension Benefit Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	$ 70	$ 144
Interest cost	335	203
Expected return on plan assets	(448)	(195)
Amortization of transition obligation	70	140
Amortization of net (gain) loss	29
Net period benefit cost	$ 56	$ 292